SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event report):  August 29, 2000

                        DEVON ENERGY CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                      000-30176            73-1567067
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
   of Incorporation or                                Identification Number)
    or Organization)

20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                         73102
(Address of Principal Executive Offices)      (Zip Code)


   Registrant's telephone number, including area code:  (405) 235-3611

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Item 5.  Other Events

     On August 29, 2000, Devon Energy Corporation announced that its merger with Santa Fe Snyder Corporation has been completed. The merger was originally announced on May 26, 2000. Shareholders of both companies approved the merger at special meetings of shareholders on August 29, 2000. Approximately 93 percent of Devon shares voted were in favor of the merger. Approximately 99 percent of Santa Fe Snyder Corporation shares voted were in favor of the merger. This press release is filed as
Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99   Press Release dated August 29, 2000

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                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  DEVON ENERGY CORPORATION

                                  MARIAN J. MOON
                                  Marian J. Moon
                                  Senior Vice President

Date:  August 29, 2000
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                             EXHIBIT INDEX

Exhibit
No.       Description                         Method of Filing
-------   -----------                         ----------------

99        Press Release dated August 29, 2000 Filed herewith electronically